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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 2, 2003

                        INTERVEST BANCSHARES CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-23377                 13-3699013
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


       10 Rockefeller Plaza, Suite 1015, New York, New York     10020-1903
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            (Address of Principal Executive Offices)           ((Zip Code)


       Registrant's Telephone Number Including Area Code:  (212) 218-2800
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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

On June 2, 2003, the registrant completed its acquisition of all of the shares of capital stock of Intervest Securities Corporation from the spouse of the Chairman of the registrant. In consideration for the shares, the registrant issued to the seller a total of 30,000 shares of the registrant's Class B Common Stock. Intervest Securities Corporation is a registered broker/dealer and a member firm of the NASD.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                INTERVEST BANCSHARES CORPORATION



Date:   June 3, 2003            By:  /s/  Lowell  S.  Dansker
                                     -------------------------
                                     LOWELL S. DANSKER, PRESIDENT AND TREASURER
                                     (Principal Executive and Financial Officer)


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